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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 18, 2002

Main Street Banks, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia (State of Incorporation)	000-25128 (Commission File No.)	58-2104977 (IRS Employer Identification No.)

676 Chastain Road, Kennesaw, Georgia 30144
(Address of Principal Executive Offices, including Zip Code)

(770) 422-2888
(Registrant's Telephone Number, including Area Code)

(Former Name, if Changed Since Last Report)

Item 5. Other Events.

        On July 18, 2002 Main Street Banks, Inc. (the "Registrant") issued two press releases. The first, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference, announces the Registrant's 2002 second quarter results. The second, a copy of which is filed herewith as Exhibit 99.2 and is incorporated herein by reference, announces that the Registrant has agreed to acquire First National Bank of Johns Creek of Suwanee, Georgia.

Item 7. Financial Statement and Exhibits.

(c) Exhibits

99.1	Press Release of Registrant, dated July 18, 2002, announcing 2002 second quarter results.
99.2	Press Release of Registrant, dated July 18, 2002, announcing Registrant's agreement to acquire First National Bank of Johns Creek

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 18, 2002	MAIN STREET BANKS, INC.
	By:	/s/ EDWARD C. MILLIGAN Edward C. Milligan Chairman and Chief Executive Officer

Exhibit Index

Exhibit Number	Description of Document
99.1	Press Release of Registrant, dated July 18, 2002, announcing 2002 second quarter results.
99.2	Press Release of Registrant, dated July 18, 2002, announcing Registrant's agreement to acquire First National Bank of Johns Creek

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  Item 5. Other Events.
  Item 7. Financial Statement and Exhibits.
SIGNATURES
Exhibit Index